Nexeo Solutions, Inc. First Quarter Fiscal Year 2017 Earnings Conference Call Please stand by… We will begin momentarily

2 Welcome to Nexeo’s First Quarter Fiscal Year 2017 Earnings Conference Call and Presentation February 9, 2017 9:00 AM Central Time 10:00 AM Eastern Time

Agenda and Management Introductions 3 1 INTRODUCTIONS AND SAFE HARBOR 2 BUSINESS COMMENTARY 3 FINANCIAL PERFORMANCE 4 OUTLOOK AND CLOSING REMARKS Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer 5 Q&A

Non-GAAP Financial Measures and Safe Harbor 4 Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, Adjusted EBITDA and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, Adjusted EBITDA and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s press release reporting its results for the quarter ended December 31, 2016 and the Company’s other SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis.

Business Commentary David Bradley President and Chief Executive Officer 5

Company Updates and First Quarter Overview 6 CHEMICALS ENVIRONMENTAL SERVICES PLASTICS  First quarter results in line with expectations ‒Pricing environment similar to Q4 ‒Positive momentum with volume trends late in the quarter  Supplier disruption in plastics  Supply chain execution continues to be a highlight ‒Newly implemented transportation management system prioritizes private fleet utilization while delivering superior service levels ‒Full year cost savings expected to exceed preliminary estimates  Gaining momentum with new specialty supplier wins

Financial Performance Ross Crane Chief Financial Officer 7

Fiscal Quarter 2017 Highlights

In millions (except per share data)	Successor Three Months Ended Dec-31-2016 1Q-FY17	Predecessor Three Months Ended Dec-31-2015 1Q-FY16	Variance YoY $	 %
Sales and operating revenues				
Chemicals	$ 352.4	378.7	(26.3)	(6.9)%
Plastics	412.5	418.5	(6.0)	(1.4)%
Other	29.9	30.5	(0.6)	(2.0)%
Total sales and operating revenues	**794.8**	**827.7**	**(32.9)**	**(4.0)%**
Gross profit				
Chemicals [1]	42.7	47.3	(4.6)	(9.7)%
Margin	*12.1%*	*12.5%*	*(40) bps*	
Plastics [2]	36.0	40.6	(4.6)	(11.3)%
Margin	*8.7%*	*9.7%*	*(100) bps*	
Other	5.7	7.3	(1.6)	(21.9)%
Total gross profit	**84.4**	**95.2**	**(10.8)**	**(11.3)%**
Total gross profit margin	*10.6%*	*11.5%*	*(90) bps*	
SG&A [3]	74.5	74.7	0.2	0.3 %
Transaction related costs	0.8	1.0	0.2	20.0 %
Change in fair value related to contingent consideration	10.6	-	(10.6)	**
Operating income	**(1.5)**	**19.5**	**(21.0)**	**(107.7)%**
Other income	2.4	1.7	0.7	41.2 %
Interest expense, net	(11.9)	(15.6)	3.7	(23.7)%
Net income (loss) before income taxes	**(11.0)**	**5.6**	**(16.6)**	**(296.4)%**
Income tax benefit (expense)	2.7	(1.3)	4.0	**
Net income (loss) Attributed to Nexeo Solutions, Inc.	**$ (8.3)**	**$ 4.3**	**$ (12.6)**	**(293.0)%**
Average Shares Outstanding				
Basic and diluted	76.7			
EPS				
Basic and diluted	$ (0.11)			
Adjusted EBITDA*	**$ 33.8**	**$ 39.1**	**$ (5.3)**	**(14)%**
Adjusted EBITDA* % of sales	**4.3%**	**4.7%**	**(40) bps**	

(1) 1Q17 includes $1.3 million for additional depreciation expense related to the business combination
(2) 1Q17 includes $0.5 million for additional depreciation expense related to the business combination
(3) 1Q17 includes $1.1 million for additional depreciation and amortization expense related to the business combination
*Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure
**Not meaningful

Consolidated

- Average selling prices down 4.4%
- Volumes up 0.4%

Chemicals

- Average selling prices down 4.8%
- Volumes down 2.2%

Plastics

- Average selling prices down 5.0%
- Volumes increased 3.8%



8

Capital Structure Summary 9 Shares Used For Basic and Fully Diluted EPS Calculation Share Count Average Common Shares Outstanding 76.7 million Shares Excluded From Basic and Fully Diluted EPS Calculation Share Count Founder Shares 12.5 million Warrants 25 million* Excess Shares (Deferred Cash Consideration) 5.2 million *Assumes full cash exercise. Cashless exercise is permitted under certain circumstances. For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Registration Statement on Form S-3 filed with the SEC on 06/23/16, (ii) Current Report on Form 8-K filed with the SEC on 03/22/16, and (iii) Current Report on Form 8-K filed with the SEC on 06/05/14

Key Balance Sheet Metrics

nexeo solutions

Total Debt[1]

($ millions)



$857.3
$813.3
$831.4
Q1-FY16
Q4-FY16
Q1-FY17

Cash

($ millions)



$57.8
$47.5
$33.3
Q1-FY16
Q4-FY16
Q1-FY17

Net Debt[2]

($ millions)



$799.5
$765.8
$798.1
Leverage(3)
4.4x
4.4x
4.7x
Q1-FY16
Q4-FY16
Q1-FY17

Working Capital[4]

($ millions)



$485.8
$464.8
$473.8
12.9%
13.6%
14.0%
Q1-FY16
Q4-FY16
Q1-FY17
Working Capital
Working Capital % LTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15

(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure

(3) Leverage is calculated as Net Debt divided by Adjusted EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and Adjusted EBITDA to the most comparable GAAP financial measure

(4) Working capital is calculated as accounts receivable plus inventory less accounts payable

10

Closing Remarks David Bradley President and Chief Executive Officer 11

Guidance Outlook and Assumptions 12 Maintain Fiscal Year 2017 Guidance Item 2016 2017 Revenue $3,406 M Gross Profit $380 M SG&A $301 M FY Capex˟ $19 M Cash Tax $6 M D&A $58 M Cash Interest $50 M FY Adjusted EBITDA $174 M ~10% ˟Net of asset sales Fiscal year 2017 Guidance Outlook  Modest increase in revenue and gross profit  Adjusted EBITDA expected to grow ~10% Fiscal year 2017 Assumptions  Minimal to moderate improvement in macro dynamics  Modest volatility in crude oil prices

QUESTION & ANSWER SESSION To ask a question live over the phone, please press * then the number 1 on your telephone keypad to queue our operator. If your question has been answered or you wish to remove yourself from the queue, please press #. 13

Closing Remarks 14 THANK YOU FOR ATTENDING We look forward to hosting you next quarter! Please feel free to contact Nexeo’s Investor Relations Personnel at: Investor.Relations@nexeosolutions.com +1.281.297.0856

APPENDIX 15

Quarterly - Adjusted EBITDA Reconciliation 16 (1) Includes 69 days of operating activities. (2) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor. (3) Includes 22 days of the acquired business’ operating activities. (4) See Quarterly – Other Operating Expenses, Net. (Dollars in millions) Q1-FY16 Q2-FY16 Apr. 1 - Jun. 8 2016(1) Q1-FY16(2) Q2-FY16(2) Q3-FY16(3) Q4-FY16 Q1-FY17 Net income (loss) 4.3$ 2.1$ (20.2)$ (0.1)$ (1.5)$ (15.5)$ 8.7$ (8.3)$ Net loss attributable to noncontrolling interest - - - - - - - - Net (income) loss from discontinued operations - (0.1) - - - - - - Interest expense, net 15.6 15.4 11.2 (0.2) (0.4) 2.9 12.0 11.9 Income tax expense (benefit) 1.3 1.8 1.1 - - (1.3) 2.5 (2.7) Depreciation and amortization 13.6 13.8 10.3 - - 4.3 16.3 16.8 Other operating expenses, net(4) 4.3 8.4 29.9 0.3 1.9 24.1 6.9 16.1 Adjusted EBITDA from continuing operations 39.1$ 41.4$ 32.3$ -$ -$ 14.5$ 46.4$ 33.8$ Predecessor Successor Nexeo Solutions, Inc. and Subsidiaries (Unaudited) Adjusted EBITDA Reconciliation

LTM - Adjusted EBITDA Reconciliation 17(1) See LTM – Other Operating Expenses, Net. (Dollars in millions) 09/30/2013 09/30/2014 09/30/2015 12/31/2015 03/31/2016 06/30/2016 09/30/2016 12/31/2016 Net income (loss) (6.3)$ 4.9$ 20.4$ 32.2$ 34.9$ (21.2)$ (22.2)$ (34.7)$ Net loss attributable to noncontrolling interest 1.7 1.3 - - - - - - Net (income) loss from discontinued operations - (18.4) 0.8 - (0.1) (0.1) (0.1) (0.1) Interest expense, net 57.7 63.6 64.7 63.9 63.1 60.4 56.5 53.0 Income tax expense (benefit) 4.7 7.3 3.9 6.1 6.1 4.1 5.4 1.4 Depreciation and amortization 38.7 53.4 52.6 53.3 53.6 55.1 58.3 61.5 Other operating expenses, net(1) 53.6 39.6 34.1 28.3 31.7 83.4 75.8 87.3 Adjusted EBITDA from continuing operations 150.1$ 151.7$ 176.5$ 183.8$ 189.3$ 181.7$ 173.7$ 168.4$ Nexeo Solutions, Inc. and Subsidiaries Adjusted EBITDA Reconciliation (Unaudited) LTM Ending

Quarterly - Other Operating Expenses, Net

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
Other Operating Expenses, Net
(Unaudited)

(Dollars in millions)	Predecessor			Successor				
	Q1-FY16	Q2-FY16	Apr. 1 - Jun. 8 2016[(1)]	Q1-FY16[(2)]	Q2-FY16[(2)]	Q3-FY16[(3)]	Q4-FY16	Q1-FY17
Management add-backs [(4)]	$ 1.6	$ 1.3	$ 1.9	$ -	$ 0.1	$ 0.6	$ 3.4	$ 2.5
Change in FV of contingent consideration obligations	-	-	-	-	-	-	(11.2)	10.6
Foreign exchange (gains) losses, net [(5)]	0.5	(0.3)	1.3	-	-	0.4	0.7	0.8
Management fees [(6)]	0.9	0.8	0.5	-	-	-	-	-
Compensation expense related to management equity plan (non-cash)	0.3	0.3	0.1	-	-	0.3	1.2	1.4
Gain on sale of Franklin Park facility	-	-	-	-	-	-	2.6	-
Inventory step up	-	-	-	-	-	6.9	6.9	-
Transaction and other transaction related items [(7)]	1.0	6.3	26.1	0.3	1.8	15.9	3.3	0.8
Other operating expenses, net	**$ 4.3**	**$ 8.4**	**$ 29.9**	**$ 0.3**	**$ 1.9**	**$ 24.1**	**$ 6.9**	**$ 16.1**

(1) Includes 69 days of operating activities.
(2) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor.
(3) Includes 22 days of the acquired business' operating activities.
(4) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination.
(5) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods.
(6) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the business combination, this agreement was terminated.
(7) Includes professional and transaction costs related to potential acquisitions and other business combination related items.

18

LTM - Other Operating Expenses, Net

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
Other Operating Expenses, Net
(Unaudited)

(Dollars in millions)	LTM Ending							
	09/30/2013	09/30/2014	09/30/2015	12/31/2015	03/31/2016	06/30/2016	09/30/2016	12/31/2016
Management add-backs [1]	$ 29.1	$ 22.4	$ 16.2	$ 11.3	$ 8.4	$ 8.4	$ 8.9	$ 9.8
Change in FV of contingent consideration obligations	-	-	-	-	-	-	(11.2)	(0.6)
FY 2015 special one-time compensation incentives [2]	-	-	8.9	8.9	8.9	8.9	-	-
Foreign exchange (gains) losses, net [3]	1.3	1.2	2.2	1.5	1.9	3.2	2.6	2.9
Management fees [4]	5.5	5.1	4.7	4.2	4.1	3.3	2.2	1.3
Compensation expense related to management equity plan (non-cash)	1.4	1.0	1.2	1.2	1.2	1.3	2.2	3.3
Gain on sale of Franklin Park facility	-	-	-	-	-	-	2.6	2.6
Inventory step up	-	-	-	-	-	6.9	13.8	13.8
Transaction and other transaction related items [5]	16.3	9.9	0.9	1.2	7.2	51.4	54.7	54.2
Other operating expenses, net	**$ 53.6**	**$ 39.6**	**$ 34.1**	**$ 28.3**	**$ 31.7**	**$ 83.4**	**$ 75.8**	**$ 87.3**

(1) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination.
(2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance.
(3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods.
(4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the business combination, this agreement was terminated.
(5) Includes professional and transaction costs related to potential acquisitions and other business combination related items.

19

Net Debt Reconciliation 20 (Dollars in millions) Predecessor Successor Successor 3 Months Ended Dec-31-2015 3 Months Ended Sep-30-2016 3 Months Ended Dec-31-2016 Q1-FY16 Q4-FY16 Q1-FY17 Long-term debt and capital lease obligations, less current portion, net $ 817.5 $ 765.6 $ 783.3 Short-term borrowings and current portion of long-term debt and capital lease obligations 39.8 47.7 48.1 Total Debt 857.3 813.3 831.4 Cash and cash equivalents (57.8) (47.5) (33.3) Net Debt 799.5$ 765.8$ 798.1$ Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation (Unaudited)